UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 14, 2024

Montana Technologies Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-41151	86-2962208
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

34361 Innovation Drive Ronan, Montana	59864
(Address of principal executive offices)	(Zip Code)

(800) 942-3083

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	AIRJ	Nasdaq Capital Market
Warrants to purchase Class A common stock	AIRJW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

As disclosed under the sections titled “Summary—The Business Combination and the Merger Agreement” and “The Merger Agreement” beginning on pages 1 and 177, respectively, of the proxy statement/prospectus (the “Proxy Statement/Prospectus”) filed with the Securities and Exchange Commission (the “SEC”) by XPDB on January 18, 2024, XPDB entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated June 5, 2023, as amended on February 5, 2024, with XPDB Merger Sub, LLC, a direct wholly owned subsidiary of XPDB (“Merger Sub”), and Montana Technologies LLC, a Delaware limited liability company (“Legacy Montana”). Pursuant to the Merger Agreement, Merger Sub was merged with and into Legacy Montana, with Legacy Montana surviving the merger as a wholly owned subsidiary of XPDB (the “Merger” and, together with the other transactions contemplated by the Merger Agreement, the “Business Combination”). In connection with the Closing, the Company changed its name from “Power & Digital Infrastructure Acquisition II Corp.” to “Montana Technologies Corporation.”

As previously reported on the Current Report on Form 8-K filed with the SEC on March 14, 2024, XPDB held a special meeting of stockholders on March 8, 2024 (the “Special Meeting”), at which the XPDB stockholders considered and adopted, among other matters, a proposal to approve the Business Combination, including (a) adopting the Merger Agreement and (b) approving the other transactions contemplated by the Merger Agreement and related agreements described in the Proxy Statement/Prospectus.

Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, the Business Combination was consummated on March 14, 2024 (the “Closing”).

Item 2.01 of this Report discusses the consummation of the Business Combination and the entry into agreements relating thereto and is incorporated herein by reference.

Unless the context otherwise requires, “we,” “us,” “our,” “Montana” and the “Company” refer to Montana Technologies Corporation, a Delaware corporation (f/k/a Power & Digital Infrastructure Acquisition II Corp.), and its consolidated subsidiaries following the Closing (as defined below), and references to “XPDB” refer to Power & Digital Infrastructure Acquisition II Corp., a Delaware corporation, prior to the Closing. All references herein to the “Board” refer to the board of directors of the Company.

Terms used in this Current Report on Form 8-K (this “Report”) but not defined herein, or for which definitions are not otherwise incorporated by reference herein, shall have the meaning given to such terms in the Proxy Statement/Prospectus (as defined below) in the section titled “Basis of Presentation and Glossary” beginning on page iii thereof, or the Registration Statement (as defined below) in the section titled “Basis of Presentation and Glossary” beginning on page iii thereof, and such definitions are incorporated herein by reference.

Item 1.01. Entry into a Material Definitive Agreement.

Amended and Restated Registration Rights Agreement

On March 14, 2024, in connection with the consummation of the Business Combination and as contemplated by the Merger Agreement, Montana, XPDI Sponsor II LLC, a Delaware limited liability company (the “Sponsor”), and certain other holders of Montana capital stock entered into an Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”). The material terms of the Registration Rights Agreement are described in the section of the Proxy Statement beginning on page 187 titled “The Merger Agreement—Other Agreements—Registration Rights Agreement.” Such description is qualified in its entirety by the full text of the Registration Rights Agreement, which is included as Exhibit 10.1 to this Report and is incorporated herein by reference.

Lock-Up Agreements

On March 14, 2024, in connection with the consummation of the Business Combination and as contemplated by the Merger Agreement, Montana, the Sponsor and certain other holders of Montana capital stock entered into lock-up agreements (the “Lock-Up Agreements”). The material terms of the Lock-Up Agreements are described in the section of the Proxy Statement beginning on page 188 titled “The Merger Agreement—Other Agreements—Lock-Up Agreements.” Such description is qualified in its entirety by the full text of the Lock-Up Agreements, the form of which is included as Exhibit 10.2 to this Report and is incorporated herein by reference.

Following the execution of the Lock-Up Agreements, a total of approximately 32,382,023 shares of the issued and outstanding Company’s Class A common stock, par value $0.0001 per share (“Class A common stock”), were subject to the restrictions of the Lock-Up Agreements as of the Closing.

Item 2.01 Completion of Acquisition or Disposition of Assets.

As described above, on March 8, 2024, XPDB held the Special Meeting, at which the XPDB stockholders considered and adopted, among other matters, a proposal to approve the Merger Agreement and the Business Combination. On March 14, 2024, the parties consummated the Business Combination.

In connection with the Special Meeting, XPDB’s public stockholders elected to redeem 10,381,983 shares of Class A common stock for cash at a redemption price of approximately $10.85 per share, for an aggregate redemption amount of $112,697,085.95 (the “Business Combination Redemption”).

As a result of the Business Combination, and after giving effect to the conversion of all outstanding Legacy Montana preferred units into Legacy Montana class B common units, which had occurred prior to the effective time of the Merger, (i) each issued and outstanding Legacy Montana class B common unit and Legacy Montana class C common unit converted into the right to receive approximately 23.8 shares of newly issued shares of Class A common stock of the Company, (ii) each issued and outstanding Legacy Montana class A common unit converted into the right to receive approximately 23.8 shares of newly issued shares of Class B common stock, par value $0.0001 per share, of the Company (“Class B common stock” and, together with Class A common stock, “Company Common Stock”) and (iii) each option to purchase Legacy Montana common units (each, a “Legacy Montana option”) converted into the right to receive an option to purchase Class A common stock (a “Company Option”) having substantially similar terms to the corresponding Legacy Montana option, including with respect to vesting and termination-related provisions, except that such Company Option represented the right to receive a number of shares of Class A common stock equal to the number of Legacy Montana common units subject to the corresponding Legacy Montana option immediately prior to the effective time of the merger multiplied by approximately 23.8.

As previously disclosed, on March 8, 2024, in connection with the Business Combination, XPDB entered into a subscription agreement (the “Subscription Agreement”) with a certain investor (the “PIPE Investor”), pursuant to which, among other things, the PIPE Investor agreed to subscribe for and purchase from XPDB, and XPDB agreed to issue and sell to the PIPE Investor, an aggregate of 588,235 newly issued shares of Class A common stock (the “Committed Shares”) on the terms and subject to the conditions set forth therein. On March 14, 2024, in connection with the Business Combination, the Company consummated the issuance and sale of the Committed Shares to the PIPE Investor. A summary of the material terms of the Subscription Agreement is included in the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 14, 2024.

After giving effect to the Business Combination, the redemption of Class A common stock in connection with the Special Meeting and the consummation of the issuance and sale of the Committed Shares, there were 53,823,412 shares of Company Common Stock issued and outstanding, consisting of 49,063,770 shares of Class A common stock and 4,759,642 shares of Class B common stock issued and outstanding. Of those shares, 45,939,129 were issued to holders of Legacy Montana equity securities in respect of such Legacy Montana equity securities, representing approximately 85.5% of the Company’s voting power at the Closing.

The Company’s Class A common stock and public warrants to purchase Class A common stock commenced trading on the Nasdaq Capital Market (“Nasdaq”) under the symbols “AIRJ” and “AIRJW,” respectively, on March 15, 2024.

FORM 10 INFORMATION

Item 2.01(f) of Form 8-K provides that if the predecessor registrant was a “shell company” (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), as XPDB was immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. As a result of the consummation of the Business Combination, and as discussed below in Item 5.06 of this Report, the Company has ceased to be a shell company. Accordingly, the Company is providing the information below that would be included in a Form 10 if it were to file a Form 10. Please note that the information provided below relates to the combined company after the consummation of the Business Combination, unless otherwise specifically indicated or the context otherwise requires.

Cautionary Note Regarding Forward-Looking Statements

This Report includes statements that express Montana’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include all matters that are not historical facts. They appear in a number of places throughout this Report (including in information that is incorporated by reference into this Report) and include statements regarding our intentions, beliefs or current expectations concerning, among other things, the Business Combination and the benefits of the Business Combination, including results of operations, financial condition, liquidity, prospects, growth, strategies and the markets in which Montana operates. Such forward-looking statements are based on information available as of the date of this Report, and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties.

As a result of a number of known and unknown risks and uncertainties, the actual results or performance of Montana may be materially different from those expressed or implied by these forward-looking statements. The following important factors, in addition to those discussed under the heading “Risk Factors” in the Proxy Statement/Prospectus, could affect the future results of the Company and cause those results or other outcomes to differ materially from those expressed or implied in the forward-looking statements:

●	the failure to obtain financing to support the future working capital needs of Montana;

●	the ability to maintain the listing of Montana’s securities on the Nasdaq following the Business Combination;

●	privacy and data protection laws, privacy or data breaches, or the loss of data;

●	the enforceability of Montana’s intellectual property, including its patents, and the potential infringement on the intellectual property rights of others;

●	the price of Montana’s securities, including volatility resulting from changes in the competitive and highly regulated industries in which Montana plans to operate, variations in performance across competitors, and changes in laws and regulations, or changes in the implementation of regulations by regulatory bodies, affecting Montana’s business;

●	the impact of changes in consumer spending patterns, consumer preferences, local, regional and national economic conditions, crime, weather (including weather influenced by climate change), demographic trends and employee availability;

●	the ability to implement business plans, forecasts, and other expectations after the completion of the Business Combination, including the possibility of cost overruns or unanticipated expenses in development programs, and the ability to identify and realize additional opportunities;

●	any defects in new products or enhancements to existing products; and

●	other factors detailed under the section titled “Risk Factors” beginning on page 21 of Amendment No. 5 to the registration statement on Form S-4 filed by XPDB on January 10, 2024 (the “Registration Statement”) and incorporated herein by reference.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the other documents filed by Montana from time to time with the SEC. The forward-looking statements contained in this Report and in any document incorporated by reference are based on current expectations and beliefs concerning future developments and their potential effects on Montana. There can be no assurance that future developments affecting Montana will be those that Montana has anticipated. Montana undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Business

Montana’s business is described in the Registration Statement in the section titled “Information About Montana” beginning on page 128, which is incorporated herein by reference.

Risk Factors

The risks associated with Montana’s business are described in the Registration Statement in the section titled “Risk Factors” beginning on page 21 and are incorporated herein by reference. A summary of the risks associated with Montana’s business is also included on pages 10-11 of the Registration Statement in the section titled “Summary Risk Factors” and is incorporated herein by reference.

Financial Information

The audited financial statements of Legacy Montana as of and for the years ended December 31, 2023 and 2022 are set forth in Exhibit 99.1 hereto and are incorporated herein by reference.

The unaudited pro forma condensed combined financial information of XPDB and Legacy Montana as of and for the year ended December 31, 2023 is set forth in Exhibit 99.2 hereto and is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Montana’s Management’s Discussion and Analysis of Financial Condition and Results of Operations for the years ended December 31, 2023 and 2022 is set forth in Exhibit 99.3 hereto and is incorporated herein by reference.

Quantitative and Qualitative Disclosures about Market Risk

Reference is made to the disclosure contained in Exhibit 99.3 hereto, which is incorporated herein by reference.

Properties

Montana’s material facilities are described in the Registration Statement in the section titled “Information About Montana—Facilities” on page 108 and is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth the beneficial ownership of the Company’s common stock following the consummation of the Business Combination:

●	each person who is known to be the beneficial owner of more than 5% of shares of the Company’s common stock;

●	each of Montana’s current named executive officers and directors; and

●	all current executive officers and directors of Montana as a group.

Beneficial ownership is calculated based on 53,823,412 shares of Company Common Stock issued and outstanding as of the Closing, consisting of 49,063,770 shares of Class A common stock and 4,759,642 shares of Class B common stock, determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

Unless otherwise indicated, Montana believes that all persons named in the table below have sole voting and investment power with respect to the voting securities beneficially owned by them.

Name and Address of Beneficial Owner(1)	Number of Shares	% of Ownership
5% Holders
XPDI Sponsor II LLC(2)	17,952,969	6%
James Pallotta	3,507,095	6.5%
Directors and Named Executive Officers
Matthew Jore(3)	7,691,296	14.3%
Jeff Gutke(4)	380,772	*
Max Baucus(5)	118,992	*
Paul Dabbar	30,000	*
Patrick C. Eilers(2)(6)	21,933,279	33.8%
Stuart D. Porter(7)	19,049,892	35.4%
Dr. Marwa Zaatari	—	—
Ajay Agrawal	—	—
All directors and executive officers as a group (8 individuals)	49,204,231	75.8%

*	Less than 1%.

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is 34361 Innovation Drive, Ronan, Montana 59864.
(2)	Includes (i) 6,827,969 shares of Class A common stock and (ii) warrants to purchase 11,125,000 shares of Class A common stock. XPDI Sponsor II LLC (the “Sponsor”) is the record holder of the shares reported herein. The Sponsor is controlled by its managing members, who in turn are controlled by Theodore J. Brombach and John F. Spence, and Patrick C. Eilers, respectively. Accordingly, all of the shares held by the Sponsor may be deemed to be beneficially held by Messrs. Brombach, Spence and Eilers. Each such person disclaims beneficial ownership of these securities, except to the extent, if any, of his pecuniary interest therein.
(3)	Includes (i) 2,931,654 shares of Class A common stock and (ii) 4,759,642 shares of Class B common stock.
(4)	Includes 285,579 shares of Class A common stock issuable upon the exercise of Company Options that are exercisable within 60 days of the Closing.
(5)	Includes 71,395 shares of Class A common stock issuable upon the exercise of Company Options that are exercisable within 60 days of the Closing.
(6)	Includes 3,980,310 shares of Class A common stock held of record by TEP Montana, LLC. TEP Montana, LLC is controlled by Patrick C. Eilers, who is the managing partner of the managing member of TEP Montana, LLC. Accordingly, all of the shares held by TEP Montana, LLC may be deemed to be beneficially held by Mr. Eilers. Mr. Eilers disclaims beneficial ownership of these securities, except to the extent, if any of his pecuniary interest therein.
(7)	Includes (i) 294,118 shares of Class A common stock held of record by Stuart D Porter and (ii) 18,755,774 shares of Class A common stock held of record by Three Curve Capital LP. Three Curve Capital LP is controlled by Stuart D. Porter. Accordingly, all of the shares held by Three Curve Capital LP may be deemed to be beneficially held by Mr. Porter. Mr. Porter disclaims beneficial ownership of these securities, except to the extent, if any of his pecuniary interest therein.

Directors and Executive Officers

The information set forth in Item 5.02 of this Report is incorporated herein by reference.

Upon the consummation of the transactions contemplated by the Merger Agreement and documents related thereto, and in accordance with the terms of the Merger Agreement, each executive officer of XPDB ceased serving in such capacities, and each of Theodore J. Brombach, Paul Gaynor and Scott Widham ceased serving on XPDB’s board of directors.

Matthew Jore, Stuart Porter, Max Baucus, Paul Dabbar, Patrick C. Eilers and Dr. Marwa Zaatari were elected as directors of the Company by the holders of XPDB common stock at the Special Meeting, effective immediately upon the Closing, in each case, until their respective successor is duly elected and qualified, or until their earlier resignation, removal or death.

Immediately following the consummation of the Business Combination, on March 14, 2024, the Board unanimously approved an increase in the size of the Board from six to seven members and appointed Ajay Agrawal as a member of the Board, effective as of March 14, 2024. Mr. Agrawal was appointed as a Class III director and his term will expire at the annual meeting of stockholders to be held in 2026. Mr. Agrawal will serve until his successor is duly elected and qualified, or until his earlier resignation, removal or death.

Mr. Agrawal is the Senior Vice President of Global Services, Business Development, and Chief Strategy Officer for Carrier. He joined Carrier in October 2019, prior to its spin-off from United Technologies Corporation (“UTC”). He is widely recognized as a results-oriented leader with deep strategic and ESG expertise, strong global experience, ability to drive profitable growth, and guide complex business transformations. He has led the formulation and execution of Carrier’s enterprise and portfolio strategies as an independent public company. This includes transformational moves to focus the company on intelligent climate solutions - resulting in the sale of Chubb, acquisition of Viessmann Climate Solutions, and ongoing exit of Fire & Security and Commercial Refrigeration portfolio. He has implemented lifecycle strategies to accelerate Carrier’s aftermarket business from low single-digit to double-digit growth in each of last three years.

Prior to joining Carrier, Mr. Agrawal spent 14 years, from 2005 to 2019, at UTC across multiple divisions and corporate headquarters. Most recently, he served as President, Aftermarket at Collins Aerospace and UTC Aerospace Systems. He also led the integration of Rockwell Collins, a large commercial aftermarket business at Pratt & Whitney. He also led UTC Financial Planning & Analysis. Prior to joining UTC, he spent seven years with Bain & Company, a global strategy consulting firm, where he led broad-based client engagements with mid to large-size companies (both publicly and privately equity held) across the industrial, healthcare, financial services and retail sectors.

Mr. Agrawal has an MBA from Carnegie Mellon University’s Tepper School of Business, where he earned their highest honor (Elliott Dunlop Smith Award). He also has a Ph.D. in Engineering from the University of Missouri. Montana believes that Mr. Agrawal is qualified to serve as a member of the Board due to his deep extensive industry and public company experience.

Mr. Baucus, Mr. Dabbar and Dr. Zaatari were appointed to serve on the audit committee of Montana’s Board, and Mr. Dabbar qualifies as an audit committee financial expert, as such term is defined in Item 407(d)(5) of Regulation S-K.

Mr. Eilers and Dr. Zaatari were appointed to serve on the compensation committee of Montana’s Board.

Messrs. Baucus and Dabbar were appointed to serve on the nominating and corporate governance committee of Montana’s Board.

Matthew Jore was appointed as Montana’s Chief Executive Officer and Jeff Gutke was appointed as Montana’s Chief Financial Officer.

Montana’s directors and executive officers after the consummation of the Business Combination are described in the Registration Statement in the section titled “Management of the Post-Combination Company Following the Business Combination” beginning on page 150 and that information is incorporated herein by reference.

Executive Compensation

The executive compensation of Montana’s executive officers is described in the Registration Statement in the section titled “Executive and Director Compensation” beginning on page 155 and that information is incorporated herein by reference.

Certain Relationships and Related Transactions

Certain relationships and related party transactions of Montana are described in the Registration Statement in the section titled “Certain Relationships and Related Party Transactions” beginning on page 211 and are incorporated herein by reference.

Director Independence

Information regarding director independence is described in the Registration Statement in the section titled “Management of the Post-Combination Company Following the Business Combination—Director Independence” beginning on page 152 and is incorporated herein by reference.

Legal Proceedings

Reference is made to the disclosure regarding legal proceedings in the section of the Registration Statement titled “Information about Montana—Legal Proceedings” beginning on page 140, which is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Shares of the Company’s common stock and warrants commenced trading on the Nasdaq under the symbols “AIRJ” and “AIRJW,” respectively, on March 15, 2024, in lieu of XPDB common stock, warrants and units of XPDB. It is the present intention of the Board to retain all earnings, if any, for use in Montana’s business operations and, accordingly, the Board does not anticipate declaring any dividends in the foreseeable future. The payment of cash dividends in the future will be dependent upon Montana’s revenues and earnings, if any, capital requirements and general financial condition. The payment of any cash dividends is within the discretion of the Board. Further, the ability of Montana to declare dividends may be limited by the terms of financing or other agreements, and other agreements entered into by it or its subsidiaries from time to time.

Information regarding XPDB common stock, warrants and units and related stockholder matters are described in the Proxy Statement in the section titled “Market Prices and Dividend Information” on page 17 and such information is incorporated herein by reference.

Recent Sales of Unregistered Securities

Reference is made to the disclosure set forth below under Item 3.02 of this Report concerning the issuance and sale by Montana of certain unregistered securities in connection with the Business Combination, which is incorporated herein by reference.

Information regarding Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), and its use by former shell companies is set forth in the Registration Statement in the section titled “Securities Act Restrictions on Resale of Securities” on page 108 and is incorporated herein by reference.

Description of Registrant’s Securities

The description of Montana’s securities is contained in the Registration Statement in the section titled “Description of Securities of the Post-Combination Company” beginning on page 203 and is incorporated herein by reference. As described below, Montana’s Second Amended and Restated Certificate of Incorporation of the Post-combination Company was approved by XPDB’s stockholders at the Special Meeting and became effective as of the Closing.

Indemnification of Directors and Officers

The indemnification of Montana’s directors and officers is set forth in the Registration Statement in the section titled “Description of Securities of the Post-Combination Company—Limitations on Liability and Indemnification of Officers and Directors” on page 207 and is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

In connection with the Closing, on March 14, 2024, the Company consummated the Subscription, pursuant to which the Company issued and sold to the PIPE Investor an aggregate of 588,235 newly issued shares of Class A common stock on the terms and subject to the conditions set forth in the Subscription Agreement for aggregate consideration of $5,000,000. At the one-year anniversary of the Closing, the PIPE Investor is eligible to receive up to 840,336 additional newly issued shares of Class A common stock at no additional cost, subject to certain conditions set forth in the Subscription Agreement. A summary of the material terms of the Subscription Agreement is included in the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 14, 2024.

All of the securities referenced in the foregoing paragraph were issued and sold in reliance on Section 4(a)(2) of the Securities Act. All such securities may not be re-offered or sold in the United States absent an effective registration statement or an exemption from the registration requirements under applicable federal and state securities laws.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 of this Report is incorporated herein by reference.

Item 4.01. Changes in Registrant’s Certifying Accountant.

For accounting purposes, the Business Combination are treated as a reverse acquisition and, as such, the historical financial statements of the accounting acquirer, Legacy Montana, will become the historical financial statements of the Company. In a reverse acquisition, a change of accountants is presumed to have occurred unless the same accountant audited the pre-transaction financial statements of both the legal acquirer and the accounting acquirer, and such change is generally presumed to occur on the date the reverse acquisition is completed.

(a) Dismissal of independent registered public accounting firm.

On March 14, 2024, the Audit Committee of the Board dismissed Marcum LLP (“Marcum”), XPDB’s independent registered public accounting firm prior to the business combination, as the Company’s independent registered public accounting firm, effective upon the Closing.

The report of Marcum on XPDB’s, the Company’s legal predecessor’s, balance sheet as of December 31, 2023 and 2022 and the statements of operations, changes in stockholders’ equity and cash flows for the years ended December 31, 2023 and 2022, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles, except that such report contained an explanatory paragraph regarding XPDB’s ability to continue as a going concern.

During the period from March 23, 2021 (inception) to December 31, 2023 and the subsequent period through March 14, 2024, there were no disagreements between the Company and Marcum on any matter of accounting principles or practices, financial disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum, would have caused it to make reference to the subject matter of the disagreements in its reports on XPDB’s financial statements for such period.

During the period from March 23, 2021 (inception) to December 31, 2023 and during the subsequent period through March 14, 2024, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act).

The Company has provided Marcum with a copy of the foregoing disclosures and has requested that Marcum furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company set forth above. A copy of Marcum’s letter, dated March 20, 2024, is filed as Exhibit 16.1 to this Report.

(b) Appointment of independent registered public accounting firm.

On March 14, 2024, the Audit Committee of the Board approved the engagement of BDO USA, P.C. (“BDO”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ended December 31, 2024, effective as of the Closing. BDO served as the independent registered public accounting firm of Legacy Montana prior to the Business Combination.

During the two most recent fiscal years ended December 31, 2023 and 2022, and during the interim period through March 19, 2024, neither the Company nor anyone acting on its behalf consulted with BDO regarding any matters that would require disclosure under Item 304(a)(2)(i) or (ii) of Regulation S-K.

Item 5.01. Changes in Control of Registrant.

The information set forth above under Item 1.01 and Item 2.01 of this Report is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the sections titled “Management of the Post-Combination Company Following the Business Combination”, “Executive and Director Compensation”, and “Certain Relationships and Related Transactions” in Item 2.01 of this Report is incorporated herein by reference.

Increase in Board Size; Appointment of Director

Following the consummation of the Business Combination, on March 14, 2024, the Board unanimously approved an increase in the size of the Board from six to seven members and appointed Ajay Agrawal as a Class III director of the Board, effective as of March 14, 2024. Mr. Agrawal’s term will expire at the annual meeting of stockholders to be held in 2026. Mr. Agrawal will serve until his successor is duly elected and qualified, or until his earlier resignation, removal or death.

As previously disclosed, on January 7, 2024, the Company entered into a letter agreement (the “Letter Agreement”) with Legacy Montana and Carrier Corporation, an affiliate of Carrier Global Corporation (NYSE: CARR), a global leader in intelligent climate and energy solutions (collectively with its affiliates, “Carrier”), pursuant to which the Company, Legacy Montana and Carrier agreed, among other things, to provide Carrier the right to nominate one (1) designee, subject to the approval of the Company, for election to the Board for so long as Carrier satisfies certain investment conditions following the Closing. Mr. Agrawal is the Senior Vice President, Global Services, Business Development & Chief Strategy Officer for Carrier Global Corporation and was appointed to the Board pursuant to Carrier’s rights under the Letter Agreement. Mr. Agrawal will not receive any compensation for his service as a member of the Board. The Company expects to enter into its standard form of indemnification agreement with Mr. Agrawal.

As previously disclosed, on January 7, 2024, each of Legacy Montana and CAMT Climate Solutions Ltd., a limited liability company organized under the laws of Hong Kong as a joint venture between Legacy Montana and CATL US Inc. (“CAMT”), entered into a binding term sheet for a commercialization and collaboration agreement (together, the “Binding Term Sheets”) with Carrier Corporation, an affiliate of Carrier (the “Carrier Subscriber”), pursuant to which, among other things, the parties agreed to negotiate in good faith to finalize and enter into, as promptly as reasonably practicable, definitive agreements relating to the development of a system that incorporates AirJoule® technology into HVAC equipment (the “Applicable Products”) and the viability of the commercialization of the Applicable Products. Subject to certain milestones to be set forth in the definitive agreements relating to the proposed collaboration, the Binding Term Sheets provide that Carrier will have (i) the exclusive right to commercialize the Applicable Products in North and South America (subject, in each case, to exclusively sourcing primary components of the AirJoule® technology from Montana, its designated affiliates and joint venture entities of which Montana is a member) for a period of three years from the earlier of (a) the date of the definitive agreement relating thereto and (b) the first commercialization of the Applicable Products by Carrier and (ii) a non-exclusive right to commercialize the Applicable Products in Europe, India and the Middle East (subject, in each case, to exclusively sourcing primary components of the AirJoule® technology from CAMT or its affiliates) for a period of three years from the first commercialization of the Applicable Products by Carrier. Despite entry into the Binding Term Sheets, we and CAMT ultimately may not enter into definitive agreements with Carrier on terms consistent with the Binding Term Sheets or at all.

Other than the indemnification agreement to be entered into between Mr. Agrawal the Company and the Binding Term Sheets, Mr. Agrawal and his affiliates are not a party to any transaction, or series of transactions, required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Montana Technologies Corporation 2024 Incentive Award Plan and Montana Technologies Corporation 2024 Employee Stock Purchase Plan

As previously disclosed, at the Special Meeting, the holders of XPDB common stock considered and approved the Montana Technologies Corporation 2024 Incentive Award Plan (the “Incentive Plan”) and Montana Technologies Corporation 2024 Employee Stock Purchase Plan (the “ESPP” and together with the Incentive Plan, the “Plans”), which became effective immediately upon the Closing. Descriptions of the Plans are included in the Proxy Statement/Prospectus in the sections entitled “Proposal No. 6—The Incentive Plan Proposal” beginning on page 91 thereof and “Proposal No. 7—The Employee Stock Purchase Plan Proposal” beginning on page 96 thereof, which are incorporated herein by reference.

Such descriptions are qualified in their entirety by reference to the full text of the Plans and applicable forms of award agreements, copies of which are attached hereto as Exhibit 10.4, 10.5, 10.6, 10.7 and 10.8, respectively, and incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Special Meeting, the XPDB stockholders considered and approved, among other things, the proposals set forth in the Proxy Statement in the sections titled “Proposal No. 2—The Charter Proposal” and “Proposal No.3—The Governance” beginning on pages 81 and 85, respectively, of the Proxy Statement.

The Second Amended and Restated Certificate of Incorporation of the Post-Combination Company (the “Certificate of Incorporation”), which became effective upon filing with the Secretary of State of the State of Delaware on March 15, 2024, includes the amendments proposed by the Charter Proposal.

On March 14, 2024, the Board approved and adopted the Amended and Restated Bylaws of Montana (the “Bylaws”), which became effective immediately prior to the completion of the Business Combination.

Copies of the Certificate of Incorporation and the Bylaws are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

The description of the Certificate of Incorporation and the general effect of the Certificate of Incorporation and the Bylaws upon the rights of holders of Montana’s capital stock are included in the Registration Statement in the section titled “Description of Securities of the Post-Combination Company”, which is incorporated herein by reference.

Item 5.05. Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

In connection with the Closing, on March 14, 2024, the board of directors of the Company approved and adopted a new Code of Ethics and Conduct applicable to all employees, officers and directors of the Company. A copy of the Code of Ethics and Conduct can be found on the Company’s website, https://mt.energy. The reference to the Company’s website address does not constitute incorporation by reference of the information contained at or available through the Company’s website, and you should not consider it to be a part of this Report.

The foregoing description of the Code of Ethics and Conduct policy does not purport to be complete and is qualified in its entirety by reference to the full text of the Code of Ethics and Conduct policy, which is filed as Exhibit 14.1 to this Report and is incorporated herein by reference.

Item 5.06. Change in Shell Company Status.

As a result of the Business Combination, the Company ceased being a shell company. Reference is made to the disclosure in the Proxy Statement in the section titled “Proposal No. 1—The Business Combination Proposal” beginning on page 80, which is incorporated herein by reference. Further, the information set forth in the Introductory Note and under Item 2.01 of this Report is incorporated herein by reference.

Item 8.01. Other Events.

As a result of the Business Combination, Montana became the successor issuer to XPDB. Pursuant to Rule 12g-3(a) under the Exchange Act, the Company’s common stock and warrants are deemed registered under Section 12(b) of the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited financial statements of Legacy Montana as of and for the years ended December 31, 2023 and 2022 are set forth in Exhibit 99.1 hereto and are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of XPDB and Legacy Montana as of and for the year ended December 31, 2023 is set forth in Exhibit 99.2 hereto and is incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description
2.1†	Agreement and Plan of Merger, dated as of June 5, 2023, by and among Montana Technologies LLC, XPDB Merger Sub, LLC and Power & Digital Infrastructure Acquisition II Corp. (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K, filed with the SEC on June 5, 2023).
2.2	First Amendment to Agreement and Plan of Merger, dated February 5, 2024, by and among Power & Digital Infrastructure Acquisition II Corp., Montana Technologies LLC and XPDB Merger Sub LLC (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K, filed with the SEC on February 5, 2024).
3.1	Second Amended and Restated Certificate of Incorporation of Power & Digital Infrastructure Acquisition II Corp.
3.2	Second Amended and Restated Bylaws of Montana Technologies Corporation.
4.1	Public Warrant Agreement, dated December 9, 2021, by and between the Registrant and Continental Stock Transfer & Trust Company, as warrant agent (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K filed with the SEC on December 14, 2021).
4.2	Private Warrant Agreement, dated December 9, 2021, by and between the Registrant and Continental Stock Transfer & Trust Company, as warrant agent (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on December 14, 2021).
10.1	Amended and Restated Registration Rights Agreement, dated as of March 14, 2024, by and among Montana Technologies Corporation and the holders party thereto.
10.2†	Form of Lock-Up Agreement.
10.3	Form of Indemnification Agreement.
10.4+	Montana Technologies Corporation 2024 Incentive Award Plan.
10.5+	Montana Technologies Corporation 2024 Employee Stock Purchase Plan.
10.6	Joint Development Agreement, dated as of September 27, 2022, by and between BASF SE and Montana Technologies LLC (incorporated by reference to Exhibit 10.13 of the Company’s Registration Statement on Form S-4/A, filed with the SEC on October 2, 2023).
10.7	Amended and Restated Joint Venture Agreement for CAMT Climate Solutions LTD., dated as of September 29, 2023, by and among CATL US Inc., Montana Technologies LLC and CAMT Climate Solutions LTD (incorporated by reference to Exhibit 10.14 of the Company’s Registration Statement on Form S-4/A, filed with the SEC on October 2, 2023).
10.8	Investment Agreement, dated as of September 29, 2023, by and among Montana Technologies LLC, Power & Digital Infrastructure Acquisition II Corp., Contemporary Amperex Technology Co., Limited, CATL US INC. and Contemporary Amperex Technology USA Inc. (incorporated by reference to Exhibit 10.15 of the Company’s Registration Statement on Form S-4/A, filed with the SEC on October 2, 2023).
10.9	Letter Agreement, dated as of January 7, 2024, by and among Carrier Corporation, Montana Technologies LLC and Power & Digital Infrastructure Acquisition II Corp. (incorporated by reference to Exhibit 10.18 of the Company’s Registration Statement on Form S-4/A, filed with the SEC on January 10, 2024).
10.10	Binding Term Sheet for a Commercialization and Collaboration Agreement, dated as of January 7, 2024, by and between Carrier Corporation and CAMT Climate Solutions Ltd. (incorporated by reference to Exhibit 10.19 of the Company’s Registration Statement on Form S-4/A, filed with the SEC on January 10, 2024).
10.11	Binding Term Sheet for a Commercialization and Collaboration Agreement, dated as of January 7, 2024, by and between Carrier Corporation and Montana Technologies LLC (incorporated by reference to Exhibit 10.20 of the Company’s Registration Statement on Form S-4/A, filed with the SEC on January 10, 2024).
10.12	Form of Subscription Agreement (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K, filed with the SEC on March 14, 2024).
14.1	Code of Ethics and Conduct.
16.1	Letter from Marcum LLP to the Securities and Exchange Commission.
21.1	List of Subsidiaries.
99.1	Audited financial statements of Montana Technologies LLC as of and for the years ended December 31, 2023 and 2022.
99.2	Unaudited pro forma condensed combined financial information of Power & Digital Infrastructure Acquisition II Corp. and Montana Technologies LLC as of and for the year ended December 31, 2023.
99.3	Management’s Discussion and Analysis of Financial Condition and Results of Operations for the year ended December 31, 2023 and 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

†	The annexes, schedules, and certain exhibits to this Exhibit have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Registrant hereby agrees to furnish supplementally a copy of any omitted annex, schedule or exhibit to the SEC upon request.
+	Indicates a management contract or compensatory plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Montana Technologies Corporation

Date: March 20, 2024	By:	/s/ Jeff Gutke
	Name:	Jeff Gutke
	Title:	Chief Financial Officer